SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 30, 2001



                         NEW PEOPLES BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


   Virginia                            To Be Assigned             31-1804543
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                  2 Gent Drive
                           Honaker, Virginia 24260
                   (Address of principal executive offices)



Registrant's telephone number, including area code (540) 778-2294


                                Not Applicable
               (Former address of principal executive offices)

Item 5.  Other Events

Effective November 30, 2001, pursuant to an Agreement and Plan of Share
Exchange dated August 15, 2001 (the Agreement") between the Registrant and New Peoples Bank, Inc. ("NPB"), and approved by the shareholders of NPB at a special meeting held on September 27, 2001, Registrant acquired all of the outstanding stock of NPB in a statutory share exchange transaction. Under the terms of the Agreement, the shares of NPB common stock were exchanged for shares of the Registrant on a one-for-one basis.

As a result of the transaction described above, the Registrant became the successor issuer to New Peoples Bank, Inc., pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. New Peoples Bank, Inc. has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has filed reports and other financial information with the Board of Governors of the Federal Reserve System ("BOG"). Such reports and other information filed by New Peoples Bank, Inc. with the BOG may be inspected and copied at the public reference facilities maintained by the BOG at 20th and Constitution, Washington, DC 20551. The last financial report filed by New Peoples Bank, Inc. with the BOG was its Form 10-QSB for the quarter ended September 30, 2001, filed November 14, 2001.

This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to New Peoples Bank, Inc. and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by the Registrant with the SEC will be its Form 10-KSB for the year ending December 31, 2001.


Item 7        Financial Statements and Exhibits                 Exhibit

(a)   Financial statements of businesses acquired - not applicable
(b)   Pro forma financial information - not applicable
(c)   Exhibits
      2    Agreement and Plan of Share Exchange dated
           August 15, 2001                                         A

      3.1  Articles of Incorporation of Registrant                 B

      3.2  By-laws of Registrant                                   C

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NEW PEOPLES BANKSHARES, INC.


                                          By       Kenneth D. Hart
                                             ----------------------------
                                          Name:    Kenneth D. Hart
                                          Title:      President


Date:   December 12, 2001

                      AGREEMENT AND PLAN OF SHARE EXCHANGE
                                     BETWEEN
                             NEW PEOPLES BANK, INC.
                                       AND
                          NEW PEOPLES BANKSHARES, INC.


      This Agreement and Plan of Share Exchange ("Agreement") is made and entered into as of August 15, 2001 by and between New Peoples Bank, Inc., a Virginia state bank (the "Bank"), and New Peoples Bankshares, Inc., a Virginia corporation (the "Corporation").

                                    RECITALS

      1. The Board of Directors of the Bank has determined that it is in the best interests of the Bank and its shareholders for the Bank to be reorganized into the holding company form of ownership;

      2. The Bank has caused the Corporation to be organized under Virginia law as a wholly owned subsidiary for the purpose of becoming the holding company of the Bank; and

      3. The reorganization will be effected by a share exchange under Virginia law in which each share of common stock of the Bank is exchanged for one (1) of common stock of the Corporation:

      NOW, THEREFORE, the Bank and the Corporation do hereby agree as follows:

      1. The Share Exchange. Subject to the terms and conditions hereof, the Bank shall become a wholly-owned subsidiary of the Corporation through the exchange of each outstanding share of common stock of the Bank for one (1) of the common stock of the Corporation in accordance with Section 3 of this Agreement in a statutory share exchange under Section 13.1-717 of the Virginia Stock Corporation Act (the "Share Exchange"). At the Effective Date, the Share Exchange shall have the effects stated in Section 13.1-721 of the Virginia Stock Corporation Act.

      2. Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Corporation in effect immediately prior to the consummation of the Share Exchange shall remain in effect following the Effective Date until amended or repealed.

      3. Exchange of Shares. On the date specified in a Certificate of Share Exchange issued by the Virginia State Corporation Commission and relating to this Agreement (the "Effective Date"):

            (a) Each share of common stock, par value $4.00 per share, of the Bank ("Bank Common Stock") issued and outstanding immediately prior to the Effective Date shall, by operation of law, be automatically exchanged for one
(1) of Corporation Common Stock, par value $4.00 per share ("Corporation Common Stock");

            (b) The Corporation shall become the owner and holder of all the shares of Bank Common Stock issued and outstanding; and

            (c) Shares of Corporation Common Stock outstanding immediately prior to the Effective Date shall be cancelled.

                                                                      Exhibit A

      4. Manner of Exchange. Each holder of a certificate representing any shares of Bank Common Stock upon the surrender of his Bank Common Stock certificates to the Corporation, duly endorsed for transfer in accordance with this Section 4, will be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Corporation Common Stock for which his shares of Bank Common Stock are exchanged pursuant to Section 3(a).

      Holders of certificates representing shares of Bank Common Stock, however, shall not be required to surrender such certificates and, until surrendered, certificates representing shares of Bank Common Stock issued before the Effective Date shall represent an equivalent number of shares of Corporation Common Stock on and after the Effective Date.

      5. Employee and Director Stock Plans. At the Effective Date, all stock option and stock-based compensation plans of the Bank (the "Bank Plans") shall automatically be continued and become plans of the Corporation ("Corporation Plans"). At the Effective Date, there shall be substituted for the options granted under the Bank Plans ("Old Options"), new options ("New Options") under the Corporation Plans without any action on the part of optionees, and each New Option shall be for the same number of shares of Corporation Common Stock, exercisable at the same price and subject to the same terms and conditions as each Old Option was with respect to Bank Common Stock. The substitution of New Options for Old Options shall be done in accordance with the provisions of Section 425(a) of the Internal Revenue Code of 1986. Under the Corporation Plans, the Corporation shall assume all of the rights and obligations of Bank under the Bank Plans.

      At the Effective Date, the Board of Directors of the Corporation shall be deemed to have reserved and authorized the issuance of the number of shares of Corporation Common Stock under the Corporation Plans that is equal to the number of shares of Bank Common Stock approved by the shareholders of Bank for issuance under the Bank Plans that Bank has not issued under the Bank Plans prior to the Effective Date.

      At the Effective Date, all rights to purchase, sell or receive Bank Common Stock and all rights to elect to make payment in Bank Common Stock under any agreement between Bank and any director, officer or employee thereof or under any plan or program of Bank shall automatically, by operation of law, be converted into and shall become an identical right to purchase, sell or receive Corporation Common Stock and an identical right to make payment in Corporation Common Stock under any such agreement between Bank and any director, officer or employee thereof or under such plan or program of the Bank.

      6. Conditions to the Share Exchange. The Share Exchange shall not be consummated unless the following conditions have been satisfied:

            (a) Holders of the issued and outstanding shares of Bank Common Stock shall have approved this Agreement in accordance with Virginia law and the Articles of Incorporation of the Bank and the Bank, as the sole shareholder of the Corporation, shall have approved this Agreement. None of such approvals shall have been revoked at or prior to the Effective Time.

            (b) If, in the opinion of counsel to the Corporation, such registration is required, the Corporation Common Stock to be issued to the holders of Bank Common Stock pursuant to the Share Exchange shall have been duly registered pursuant to Section 5 of the Securities Act of 1933 and such registration shall not be suspended at the Effective Time. Further, to the extent required in the opinion of legal counsel for the Corporation, the Corporation shall have complied with all applicable securities law of states and other jurisdictions relating to such issuance of the Corporation Common Stock.

                                                                      Exhibit A

            (c) Any and all approvals or consents shall have been obtained from the Virginia State Corporation Commission, the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction, and from other third parties that are, in the opinion of legal counsel for the Bank or the Corporation, required for the lawful consummation of the Share Exchange and the issuance and delivery of Corporation Common Stock as contemplated by this Agreement and such approvals or consents and shall not have been revoked.

            (d) The Bank shall have received either (i) a ruling from the Internal Revenue Service, acceptable in form and substance to the Bank and its legal counsel, or (ii) an opinion from Williams, Mullen, Clark & Dobbins, in either case to the effect that:

                  (1) The Share Exchange either will constitute (i) a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and that the Bank and the Corporation each will qualify as a "party to a reorganization" within the meaning of
      Section 368(b) of the Code or (ii) a transaction described in Section 351 of the Code;

                  (2) No gain or loss will be recognized by the shareholders of the Bank upon the exchange of their Bank Common Stock solely for Corporation Common Stock;

                  (3) No gain or loss will be recognized by the Corporation upon its receipt of Bank Common Stock in exchange for Corporation Common Stock in connection with the Share Exchange;

                  (4) The aggregate basis of the Corporation Common Stock received by each shareholder of the Bank in the Share Exchange will, in each instance, be the same as the aggregate basis of the Bank Common Stock surrendered in exchange therefor; and

                  (5) The holding period of the Corporation Common Stock received by each shareholder of the Bank in the Share Exchange will include the period during which the shareholder held his Bank Common Stock exchanged therefor, provided that such Bank Common Stock is held as a capital asset on the date of the Share Exchange.

            (e) Should any shareholders of the Bank dissent pursuant to Virginia law, the payments to dissenting shareholders shall not cause the Bank to become undercapitalized or exceed the amount of dividends permissible for the Bank under applicable state and federal law.

      7. Abandonment of Agreement. This Agreement may be abandoned by the Bank or the Corporation at any time before the Effective Date in the event that
(a) any action, suit, proceeding or claim has been instituted, made or threatened relating to the Agreement which shall make consummation of the transactions contemplated hereby inadvisable in the opinion of the Bank or the Corporation or (b) for any other reason consummation of the transactions contemplated hereby is inadvisable in the opinion of the Bank or the Corporation. Such abandonment shall be effected by written notice by the Bank or the Corporation to the other Party hereto, authorized or approved by the Board of Directors of the Party giving such notice. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of the Bank or the Corporation or the directors, officers, employees, agents or stockholders of any of them.
In the event of abandonment of this Agreement, the Bank shall pay the fees and expenses incurred by itself and the Corporation in connection with this Agreement and the Share Exchange.

                                                                      Exhibit A

      8. Amendments. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by the Parties hereto upon the approval of the Board of Directors of each of the Parties hereto; provided, however, that the provisions of Section 3 hereof relating to the consideration to be exchanged for shares of Bank Common Stock shall not be amended after the meeting of stockholders of the Bank at which this Agreement is considered so as to decrease the amount or change the form of such consideration without the approval of such stockholders.

      9. Counterparts. This Agreement may be executed in one or more counterparts.

      10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Virginia.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.


                              NEW PEOPLES BANK, INC.


                              By:     /s/ Kenneth D. Hart
                                    ------------------------------------
                                    Kenneth D. Hart
                                    President


                              Attest:  /s/ Bill Ed Sample
                                     -----------------------------------
                                      Secretary


                              NEW PEOPLES BANKSHARES, INC.


                              By:     /s/ Kenneth D. Hart
                                    ------------------------------------
                                    Kenneth D. Hart
                                    President


                              Attest:  /s/ Frank Sexton, Jr.
                                     -----------------------------------------
                                      Secretary


                                                                      Exhibit A

                            ARTICLES OF INCORPORATION
                                       OF
                          NEW PEOPLES BANKSHARES, INC.


                                    ARTICLE I

                                      NAME

      The name of the Corporation is:   New Peoples Bankshares, Inc.

                                   ARTICLE II

                                  CAPITAL STOCK

      1. Number. The Corporation shall have authority to issue twelve million (12,000,000) shares of Common Stock, par value $4.00 per share.

      2. Voting. The holders of the Common Stock shall, to the exclusion of the holders of any other class of stock of the Corporation, have the sole and full power to vote for the election of directors and for all other purposes without limitation. The holders of the Common Stock shall have one vote for each share of Common Stock held by them. The holders of the Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution. Each share of Common Stock shall entitle the record holder thereof to one vote.

                                   ARTICLE III

                              NO PREEMPTIVE RIGHTS

      No holder of any outstanding shares of stock of the corporation shall have any preemptive rights with respect to any subscriptions, warrants, rights or options to purchase any shares of stock of the Corporation, or any obligations convertible into any shares of stock of the Corporation or into subscriptions, warrants, rights or options to purchase any shares of stock in the Corporation.


                                                                      Exhibit B

                                   ARTICLE IV

                                    DIRECTORS

      The number of the directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. The initial directors, whose terms shall expire at the first shareholders' meeting at which directors are elected, shall be:


     Frank Kilgore                          Michael G. McGlothlin
     P. O. Box 1210                         P. O. Box 810
     St. Paul, VA 24283                     Grundy, VA 24614

     Tim Ball                               L. T. Phillips
     P. O. Box 1356                         P. O. Box 457
     Honaker, VA 24260                      St. Paul, VA 24283

     Joe M. Carter                          Bill Ed Sample
     RR4 Box 174                            Rt. 2, Box 361
     Clinchport, VA 24244                   Honaker, VA 24260

     John D. Cox                            E. Virgil Sampson, Jr.
     4417 Chickasaw Road                    P. O. Box 504
     Kingsport, TN 37660                    Gate City, VA 24251

     Charles Gent                           Steve Starnes
     P. O. Box 330                          P. O. Box 2078
     Honaker, V 24260                       Lebanon, VA 24266

     Harold Lynn Keene                      Paul Vencill
     P. O. Box 1320                         P. O. Box 129
     Honaker, VA 24260                      Lebanon, VA 24266

     John Maxfield                          B. Scott White
     3270 Oak Circle Drive                  Rt. 2, Box 181-A
     Rosedale, VA 24280                     Castlewood, VA 24224

     Fred Meade
     P. O. Box 10
     St. Paul, VA 24283

      Commencing with the first shareholders' meeting at which directors are elected, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2002 another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003 and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

                                                                       Exhibit B

                                    ARTICLE V

                     REGISTERED OFFICE AND REGISTERED AGENT

      The initial registered office of the Corporation is P.O. Drawer 1210, Russell Street, Kilgore Building, St. Paul, Virginia, 24283, which is located in the County of Wise, Virginia. The initial registered agent is Frank Kilgore, whose business address is the same as the initial registered office and who is a resident of Virginia, a member of the Board of Directors of the Corporation and a member of the Virginia State Bar.

                                   ARTICLE VI

                  INDEMNIFICATION AND ELIMINATION LIABILITY

      1.    Indemnification of Directors and Officers. Except as provided in
Section 2 of this Article, the Corporation shall indemnify every individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if: (i) he conducted himself in good faith; and (ii) he believed, in the case of conduct in his official capacity with the Corporation, that his conduct was in its best interests and, in all other cases, that his conduct was at least not opposed to its best interests (or in the case of conduct with respect to an employee benefit plan, that his conduct was for a purpose he believed to be in the interests of the participants of and beneficiaries of the plan); and (iii) he had no reasonable cause to believe, in the case of any criminal proceeding, that his conduct was unlawful.

      2. Indemnification Not Permitted. The Corporation shall not indemnify any individual against his willful misconduct or a knowing violation of the criminal law or against any liability incurred by him in any proceeding charging improper personal benefit to him, whether or not by or in the right of the Corporation or involving action in his official capacity, in which he was adjudged liable by a court of competent jurisdiction on the basis that personal benefit was improperly received by him.

      3. Effect of Judgment or Conviction. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that an individual did not meet the standard of conduct set forth in Section 1 of this Article or that the conduct of such individual constituted willful misconduct or a knowing violation of the criminal law.

      4. Determination and Authorization. Unless ordered by a court of competent jurisdiction, any indemnification under Section 1 of this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the individual is permissible in the circumstances because: (i) he met the standard of conduct set forth in Section 1 of this Article and, with respect to a proceeding by or in the right of the Corporation in which such individual was adjudged liable to the Corporation, he is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances even though he was adjudged liable; and (ii) the conduct of such individual did not constitute willful misconduct or a knowing violation of the criminal law.

      Such determination shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding; or (ii) if such a quorum cannot be obtained, by a majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding; or (iii) by special legal counsel selected by the board of directors or its committee in the manner heretofore provided or, if such a quorum of the board of directors cannot be obtained and such a committee cannot be designated, selected by a majority vote of the board of directors (in which selection directors who are parties may participate); or (iv) by the shareholders, but shares owned by or voted under the control of individuals who are at the time parties to the proceeding may not be voted on the determination.


                                                                      Exhibit B

      Authorization of indemnification evaluation as to reasonableness of expenses and determination and authorization of advancements for expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those selecting such counsel.

      5. Advance for Expenses. The Corporation may pay for or reimburse the reasonable expenses incurred by any individual who is a party to a proceeding in advance of final disposition of the proceeding if: (i) he furnished the Corporation a written statement of his good faith belief that he has met the standard of conduct described in Section 1 of this Article and a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that indemnification of such individual in the specific case in not permissible; and (ii) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article. An undertaking furnished to the Corporation in accordance with the provisions of this Section shall be an unlimited general obligation of the individual furnishing the same but need not be secured and may be accepted by the Corporation without reference to financial ability to make repayment.

      6. Indemnification of Employees and Agents. The Corporation may, but shall not be required to, indemnify and advance expenses to employees and agents of the Corporation to the same extent as provided in this Article with respect to directors and officers.

      7. Elimination of Liability of Directors and Officers. Except as provided in Section 8 of this Article, in any proceeding brought by or n the right of the Corporation or brought by or on behalf of shareholders of the Corporation, a director or officer of the Corporation shall not be liable in any monetary amount for damages arising out of or resulting from a single transaction, occurrence or course of conduct.

      8. Liability of Directors and Officers Not Eliminated. The liability of a director or officer shall not be eliminated in accordance with the provisions of Section 7 of this Article if the director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

      9.     Definitions.  In this Article:

      "Director" and "officer" mean an individual who is or was a director or officer of the Corporation, as the case may be, or who, while a director or officer of the Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. A director or officer shall be considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan.

      "Individual" includes unless the context requires otherwise, the estate heirs, executors, personal representatives and administrators of an individual.


                                                                      Exhibit B

      "Corporation" means the Corporation and any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased capon the consummation of the transaction.

      "Expenses" includes but is not limited to counsel fees.

      "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

      "Official capacity" means: (i) when used with respect to a director, the office of director in the Corporation; (ii) when used with respect to an officer, the office in the Corporation held by him; or (iii) when used with respect to an employee or agent, the employment or agency relationship undertaken by him on behalf of the Corporation. "Official capacity" does not include service for any foreign or domestic corporation or other partnership, joint venture, trust, employee benefit plan or other enterprise.

      "Party" includes an individual who was, is or is threatened to be made a named defendant or respondent in a proceeding.

      "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

      10. Provisions Not Exclusive. As authorized by the Virginia Stock Corporation Act, the provisions of this Article are in addition to and not in limitation of the specific powers of a corporation to indemnify directors and officers set forth therein. If any provision of this Article shall be adjudicated invalid or unenforceable by a court of competent jurisdiction, such adjudication shall not be deemed to invalidate or otherwise affect any other provision hereof or any power of indemnity which the Corporation may have under the Virginia Stock Corporation Act or other laws of the Commonwealth of Virginia.

                                   ARTICLE VII

                 SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

      An amendment of the Corporation's Articles of Incorporation, a plan of merger or share exchange, a transaction involving the sale of all or substantially all the Corporation's assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all the votes entitled to be cast on such transactions by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the Directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended by at least two-thirds of the Directors in office, then the transaction shall be approved by the vote of eighty percent (80%) or more of all the votes entitled to be cast on such transactions by each voting group entitled to vote on the transaction.


                                                                      Exhibit B

                                     BYLAWS
                                       OF
                         NEW PEOPLES BANKSHARES, INC.


                                                                      Exhibit C

                                TABLE OF CONTENTS


ARTICLE 1 - SHARES ........................................................16

Section 1.  Certificates ..................................................16
Section 2.  Signatures ....................................................16
Section 3.  Duplicate Certificates ........................................16
Section 4.  Transfer of Shares ............................................16
Section 5.  Restrictions on Transfer ......................................16

ARTICLE II - SHAREHOLDERS .................................................16

Section 1.  Holders of Shares .............................................16
Section 2.  Meetings Generally ............................................17
Section 3.  Annual Meetings ...............................................17
Section 4.  Special Meetings ..............................................17
Section 5.  Notice ........................................................17
Section 6.  Determination of Shareholders of Record .......................17
Section 7.  Conduct of Meetings ...........................................18
Section 8.  Proxies .......................................................18
Section 9.  Procedure at Meetings .........................................18
Section 10. Shareholder Proposals .........................................18
Section 11. Quorum and Voting .............................................19
Section 12. Inspectors ....................................................19
Section 13. Adjournments ..................................................19

ARTICLE III - DIRECTORS ...................................................19

Section 1.  General Powers ................................................19
Section 2.  Number of Directors ...........................................19
Section 3.  Qualifications and Election ...................................19
Section 4.  Regular Meetings ..............................................20
Section 5.  Special Meetings ..............................................20
Section 6.  Notice ........................................................20
Section 7.  Waiver of Notice ..............................................20
Section 8.  Action Without Meeting ........................................20
Section 9.  Conduct of Meetings ...........................................20
Section 10. Procedure at Meetings .........................................20
Section 11. Participation by Conference Telephone .........................20
Section 12. Quorum ........................................................21
Section 13. Committees ....................................................21
Section 14. Removal .......................................................21
Section 15. Vacancies .....................................................21
Section 16. Nominations of Director Candidates ............................21
Section 17. Resignation ...................................................21
Section 18. Directors' Compensation .......................................22

                                                                      Exhibit C

ARTICLE IV - OFFICERS .....................................................22

Section 1.  Generally .....................................................22
Section 2.  Chairman ......................................................22
Section 3.  President and Chief Executive Officer .........................22
Section 4.  Executive Vice President ......................................23
Section 5.  Vice Presidents ...............................................23
Section 6.  Treasurer .....................................................23
Section 7.  Secretary .....................................................23
Section 8.  Delegation of Power ...........................................23
Section 9.  Term of Office ................................................23
Section 10. Resignation ...................................................23
Section 11. Removal .......................................................23
Section 12. Execution of Instruments ......................................23
Section 13. Proxies .......................................................24

ARTICLE V - MISCELLANEOUS .................................................24

Section 1.  Seal ..........................................................24
Section 2.  Amendments ....................................................24
Section 3.  Fiscal Year and Accounting ....................................24


                                                                      Exhibit C

                                     BYLAWS

                                       OF

                         NEW PEOPLES BANKSHARES, INC.

                                    ARTICLE I

                                     SHARES

      Section 1. Certificates. All shares of the capital stock issued by the Corporation shall, when fully paid, be represented by certificates in such form as may be required by law and approved by the Board of Directors. Share certificates shall, subject to the provisions of Section 2 of this Article, be signed by the Chairman of the Board of Directors or the President and Chief Executive Officer or by the Secretary or an Assistant Secretary or any other officer authorized by resolution of the Board of Directors. Each share certificate may, but need not, be sealed with the seal of the Corporation or a facsimile thereof.

      Section 2. Signatures. The signatures of the officers upon a share certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If any person who signed, either manually or by facsimile, a share certificate no longer holds office when such certificate is issued, the certificate is nevertheless valid.

      Section 3. Duplicate Certificates. In case of the loss, mutilation or destruction of a share certificate, a duplicate may be issued upon such terms, and bearing such legend, if any, as the Board of Directors may lawfully prescribe.

      Section 4. Transfer of Shares. A transfer of shares shall be made on the share transfer books of the Corporation only upon surrender of the certificates representing the shares transferred, endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact. The Board of Directors may from time to time make such reasonable regulations governing the transfer of shares as it may deem necessary or proper.

      Section 5. Restrictions on Transfer. A transfer of shares shall be made only in accordance with any provisions of the articles of incorporation or these Bylaws or an agreement among the shareholders or between the shareholders and the Corporation that impose restrictions on the transfer of shares.

                                     ARTICLE II

                                    SHAREHOLDERS

      Section 1. Holders of Shares. Only shareholders of record on the share transfer books of the Corporation shall be entitled to be treated by the Corporation as the holders of the shares standing in their respective names, and, except to the extent, if any, required by law, the Corporation shall not be obligated to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice hereof.
                                                                      Exhibit C

      Section 2. Meetings Generally. Meetings of shareholders shall be held at the principal office of the Corporation or at such other place, within or without the Commonwealth of Virginia, as the Board of Directors may designate from time to time. At least ten days before each meeting, the officer or agent having charge of the share transfer books of the Corporation shall prepare a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address and number of shares held by each, arranged by voting group and within each voting group by class or series of shares. For a period of ten days prior to the meeting the list of shareholders kept on file at the registered office or the principal office of the Corporation or at the office of its transfer agent or registrar shall be subject to inspection by any shareholders at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

      Section 3. Annual Meetings. An annual meeting of the shareholders shall be held in August, September or October of each year, at a place and time set by the Board of Directors, for the purpose of electing directors and transacting such other business as may properly come before the meeting.

      Section 4. Special Meetings. A special meeting of the shareholders shall be held on the call of the Chairman of the Board of Directors or by a majority of the Board of Directors. At a special meeting, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

      Section 5. Notice. Written notice of the date, time and place of the meeting and, in the case of a special meeting (or if required by law, the articles of incorporation or these Bylaws), the purpose or purposes for which the meeting is called shall be given to each shareholder entitled to vote at the meeting. Such notice shall be given either by personal delivery or by mail, by or at the direction of the officer or persons calling the meeting, not more than 60 days nor less than ten days before the date of the meeting (except that such notice shall be given to each shareholder, whether or not entitled to vote, not less than 25 days before a meeting called to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange or other disposition of all, or substantially all, of the property of the Corporation other than in the usual and regular course of business, or the dissolution of the Corporation, which notice shall be accompanied by a copy of the proposed amendment, plan of merger or share exchange, agreement of sale or plan of dissolution, as the case may be). Notice to a shareholder shall be deemed given when mailed postage prepaid, correctly addressed, to the shareholder at his address as shown in the current record of shareholders of the Corporation.

      A shareholder's attendance at a meeting waives objection to: (i) lack of notice or defective notice of the meeting, unless at the beginning of the meeting he objects to holding the meeting or transacting business at the meeting; and (ii) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, unless he objects to considering the matter when it is presented.

      Section 6. Determination of Shareholders of Record. The share transfer books may be closed by order of the Board of Directors for not more than 70 days for the purpose of determining shareholders entitled to notice of or to vote at any meting of the shareholders or any adjournment thereof (or entitled to receive any distribution or in order to make a determination of shareholders for any other purpose). In lieu of closing such books, the Board of Directors may fix in advance as the record date for any such determination a date not more than 70 days before the date on which such meeting is to be held (or such distribution made or other action requiring such determination is to be taken). If the books are not thus closed or the record date is not thus fixed, the record date shall be the close of business on the day before the effective date of the notice to shareholders.

                                                                      Exhibit C

      Section 7. Conduct of  Meetings.  The Chairman of the Board of
Directors, or in his absence the Vice Chairman (or in their absence the President and Chief Executive Officer), shall act as chairman of and preside over meetings of the shareholders. If no such officer is present, the meeting shall elect a chairman. The Secretary, or in his absence the Assistant Secretary, shall act as the secretary of such meetings. If no such officer is present, the chairman shall appoint a secretary of the meeting. Unless varied by the Chairman of the meeting, the order of business at the annual meeting of shareholders and as far as is practicable at any other meetings of the shareholders shall be:

                  1.    Opening of meeting by the Chairman;
                  2.    Determination of presence of a quorum;
                  3.    Proof of notice of meeting;
                  4.    Reading and approval of minutes of prior meetings;
                  5.    Report of officers;
                  6.    Old or unfinished business;
                  7.    New business;
                  8.    Election of directors; and
                  9.    Adjournment.

      Section 8. Proxies. A shareholder may appoint a proxy to vote or otherwise act for him by signing and dating an appointment form, either personally or by his attorney-in-fact. No appointment of proxy shall be valid after the expiration of 11 months from the date of its execution, unless otherwise provided therein. Every appointment of proxy shall be revocable by the shareholder executing it, unless the appointment form conspicuously states that it is irrevocable and that it is coupled with an interest in accordance with law.

      Section 9. Procedure at Meetings. The procedure at meetings of the shareholders shall be determined by the chairman, and the vote on all questions before any meeting shall be taken in such manner as the chairman prescribes. However, upon the demand of the holders in the aggregate of at least twenty percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting, such vote shall be by ballot.

      Section 10. Shareholder Proposals. Any shareholder entitled to vote on the matters brought before the meeting generally may make a proposal relating to the business of the Corporation, but only if written notice of such shareholder proposal has been given, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Corporation not less than thirty (30) days prior to the first anniversary date of the initial notice given to shareholders of record on the record date for the previous annual meeting by or at the direction of the Board of Directors; provided, however, that such notice shall not be required to be given more than ninety (90) days prior to the annual meeting of shareholders.

      A shareholder's notice to the Secretary shall set forth as to each matter of business the shareholder proposes to bring before the annual meeting: (a) a description of the business intended to be brought before the annual meeting, including the text of any resolution to be presented, and the reasons for conducting such business at the annual meeting; (b) the name and address of the shareholder proposing such business; (c) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting; (d) the class and number of shares of stock of the Corporation owned (i) of record and (ii) beneficially by the shareholder; and (e) any material interest of the shareholder in the business to be brought before the meeting.

                                                                      Exhibit C

      In the event a shareholder attempts to bring business before any meeting without complying with the provisions of this section, the presiding officer of the meeting may determine and declare to the meeting that the business was not properly brought before the meeting, and such business shall not be transacted.

      Section 11. Quorum and Voting. A quorum at any meeting of shareholders shall be a majority of the votes entitled to be cast, represented in person or by proxy. If a quorum exists, action on a matter is approved by a majority of the votes cast within the voting group, unless a greater vote is required by law or the articles of incorporation (except that in elections of directors those receiving the greatest number of votes shall be elected even though less than a majority).

      Section 12. Inspectors. An appropriate number of inspectors for any meeting of stockholders may be appointed by the Chairman of such meeting. Inspectors so appointed will open and close the polls, will receive and take charge of proxies and ballots, and will decide all questions as to the qualifications of voters, validity of proxies and ballots, and the number of votes properly cast.

      Section 13. Adjournments. A majority of the votes entitled to be cast at any meeting, represented in person or by proxy, even though less than a quorum, may adjourn the meeting to a fixed time and place. If a meeting of the shareholders is adjourned to a date more than 120 days after the date fixed for the original meeting, notice of the adjourned meeting shall be given as in the case of the original meeting. If a meeting is adjourned for less than 120 days, no notice of the date, time or place of the adjourned meeting or, in the case of a special meeting, the purpose or purposes for which the meeting is called, need be given other than by announcement at the meeting at which the adjournment is taken, prior to such adjournment. If a quorum shall be present at any adjourned meeting, any business may be transacted which might have been transacted if a quorum had been present at the meeting as originally called.

                                   ARTICLE III

                                    DIRECTORS

      Section 1. General Powers. Except as expressly provided in the articles of incorporation or these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors.

      Section 2. Number of Directors. The initial Board of Directors shall consist of no less than 7 and no more than 15 individuals, with such number to be adjusted from time to time by resolution of the Board of Directors in accordance with the articles of incorporation and bylaws. The Board of Directors in making adjustments to the number on the Board, shall at no time have fewer or more than the minimum and maximum number allowed under the Articles of Incorporation.

      Section 3. Qualifications and Election. Directors need not be residents of the Commonwealth of Virginia. The directors shall be elected at each annual meeting of the shareholders to succeed those directors whose terms have expired and to fill any vacancies then existing. In accordance with the provisions of the Articles of Incorporation, directors shall hold their offices for staggered three year terms and until their successors are elected and qualify.

                                                                      Exhibit C

      Section 4. Regular  Meetings.  Regular meetings of the Board of
Directors may be held without notice at the principal office of the Corporation or at such other place, within or without the Commonwealth of Virginia, as the Board of Directors may designate from time to time. A regular meeting of the Board of Directors shall be held as soon as practicable after each annual meeting of the shareholders for the purpose of appointing officers and transacting such other business as may properly come before the meeting.

      Section  5. Special   Meetings.   Special  meetings  of  the  Board  of
Directors may be called at any time by the Chairman of the Board of Directors or by a majority of the Board of Directors.

      Section 6. Notice. Written notice of the date, time and place of special meetings shall be given to each director either by personal delivery or by mail, by or at the direction of the officer or director calling the meeting, to the address of such director as it appears in the records of the Corporation not less than three days before the date of the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or any waiver of notice of such meeting.

      A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless he at the beginning of the meeting or promptly upon his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to the action taken at the meeting.

      Section 7. Waiver of Notice. Notice of any meeting may be waived before or after the date and time of the meeting in writing signed by the director entitled to notice and delivered to the Secretary of the Corporation for inclusion in the minutes of the meeting or filing with the corporate records.

      Section 8. Action Without Meeting. Any action required or permitted by law to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all of the members of the Board of Directors. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action taken, and included in the minutes or filed with the corporate records reflecting the action taken.

      Section 9. Conduct of Meetings. The Chairman of the Board of Directors, or in his absence the Vice Chairman (or in their absence the President and Chief Executive Officer), shall act as chairman of and preside over meetings of the Board of Directors. If no such officer is present, the meeting shall elect a chairman. The Secretary of the Board of Directors shall act as secretary of such meetings. If no such officer is present, the chairman shall appoint a secretary of the meeting.

      Section 10. Procedure at Meetings. The procedure at meetings of the Board of Directors shall be determined by the chairman, and the vote on all matters before any meeting shall be taken in such manner as the chairman may prescribe.

      Section 11. Participation by Conference Telephone. The Board of
Directors may permit any or all directors to participate in a meeting of the directors by, or conduct the meeting through the use of, conference telephone or any other means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by such means shall be deemed to be present in person at the meeting. When a meeting is so conducted, a written record shall be made of the action taken at such meeting.

                                                                      Exhibit C

      Section 12. Quorum. A quorum at any meeting of the Board of Directors shall be a majority of the number of directors fixed or prescribed by these by Bylaws or, if no number is prescribed, the number of directors in office immediately before the meeting begins. The affirmative vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Less than a majority may adjourn any meeting.

      Section 13. Committees. The Board of Directors may create one or more committees. The Chairman shall appoint two or more members of the Board of Directors to serve on such committees. Any such committee shall be governed by Corporation policy pertaining to each committee.

      The provisions of Sections 4 through 12 of this Article, which provide for, among other things, meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the Board of Directors, shall apply to committees and their members as well.

      Section 14. Removal. Any director may be removed from office at a meeting called expressly for that purpose by the vote of stockholders holding a majority of the shares entitled to vote at an election of directors.

      Section 15. Vacancies. If the office of any director shall become vacant, the directors at the time in office, whether or not a quorum, may, by majority vote of the directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders. Vacancies resulting from the increase in the number of directors shall be filled in the same manner.

      Section 16. Nominations of Director Candidates. Any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such shareholder's intent to make such nomination(s) has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Board not less than thirty (30) days prior to the first anniversary date of the initial notice given to shareholders of record on the record date for the previous annual meeting by or at the direction of the Board of Directors; provided, however, that such notice shall not be required to be given more than ninety (90) days prior to the annual meeting of shareholders. Each such notice of a shareholder's intention to make nomination(s) shall set forth: (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of the Corporation's securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer at any meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing sentence.

      Section 17. Resignation. A director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board of Directors, the President and Chief Executive Officer or the Secretary. A resignation shall be effective when delivered, unless the notice specifies a later effective date.

                                                                      Exhibit C

      Section 18. Directors' Compensation. By resolution of the board, directors may be allowed a fee and expense for attendance at all meetings, but nothing herein shall preclude directors from serving the Corporation in other capacities and receiving compensation for such other services.

                                   ARTICLE IV

                                    OFFICERS

      Section 1. Generally. The officers of the Corporation shall be a chairman of the Board of Directors , a President and Chief Executive Officer, an Executive Vice President, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors at a regular meeting of the directors held as soon as may be practicable after each annual meeting of the shareholders or, if a vacancy shall exist in any office, at a special meeting of the directors held as soon as may be practicable after the resignation, death or removal of the officer theretofore holding the same. The Board of Directors, the Chairman of the Board of Directors, or the President and Chief Executive Officer may also, from time to time, appoint one or more Vice Presidents or other officers and assistant officers and fill any vacancy that may exist in any such office as a result of the resignation, death or removal of the officer theretofore holding the same. Any officer may hold more than one office and, except for the Chairman of the Board and the President and Chief Executive Officer, may, but need not, be a director. Each officer shall have the authority and perform the duties which pertain to the office held by him, or as set forth in these Bylaws or, to the extent consistent with these Bylaws, such duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors, or the President and Chief Executive Officer. The Board of Directors may require any officer to give bond for the faithful performance of his duties as the Board may see fit.

      Section 2. Chairman. The Chairman of the Board of Director shall act as chairman of and preside over meetings of the shareholders and directors and shall perform business development and business planning functions and such other duties as may be lawfully required of, or conferred upon, him by the Board of Directors. Except as otherwise provided in these Bylaws or in the resolutions establishing such committees, he shall be ex officio a member of all committees of the Board. In the absence or disability of the Chairman of the Board, the President and Chief Executive Officer or in the absence of a President and Chief Executive Officer, the Secretary shall perform such duties.

      Section 3. President and Chief Executive Officer. The President and Chief Executive Officer shall be the chief executive officer of the Corporation.
The President and Chief Executive Officer shall be primarily responsible for the implementation of the policies of its Board of Directors and shall have general supervision over, responsibility for and control of the other officers, agents and employees of the Corporation. He shall also perform all duties generally incident to this office, such duties as may be conferred upon him by the Board of Directors. Except as otherwise provided in these Bylaws or in the resolutions establishing such committees, he shall be ex officio a member of all committees of the Board. He may sign and execute in the name of the Corporation stock certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing or execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board of Directors.

                                                                      Exhibit C

      Section 4. Executive Vice President. Subject to the supervision of the President and Chief Executive Officer, the Executive Vice President shall assist with the general management of the business and operations of the Corporation.

      Section 5. Vice Presidents. Each Vice President, if any, shall have such powers and duties as may from time to time be assigned by the President and Chief Executive Officer.

      Section 6. Treasurer. The Treasurer shall have charge of and be responsible for maintaining adequate financial accounts and records in accordance with generally accepted principles and for the performance of all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors, or the President and Chief Executive Officer.

      Section 7. Secretary. The Secretary shall act as secretary of all meetings of the Board of Directors and stockholders of the Corporation. When requested, he or she shall also act as secretary of the meetings of the committees of the Board. He or she shall keep and preserve the minutes of all such meetings in permanent books. He or she shall see that all notices required to be given by the Corporation are duly given and served; shall have custody of the seal of the Corporation and shall affix the seal or cause it to be affixed to all stock certificates of the Corporation and to all documents the execution of which on behalf of the Corporation under its corporate seal is duly authorized in accordance with law or the provisions of these Bylaws; shall have custody of all deeds, leases, contracts and other important corporate documents; shall have charge of the books, records and papers of the Corporation relating to its organization and management as a corporation; shall see that all reports, statements and other documents required by law are properly filed; and shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors or the President and Chief Executive Officer.

      Section 8. Delegation of Power. In the event of and during the absence, disqualification or inability to act of any officer other than the President and Chief Executive Officer, such other officers or employees as may be designated by the Board of Directors or by the President and Chief Executive Officer shall have the authority to perform the duties of such officer.

      Section 9. Term of Office. Each officer shall be appointed to hold office until the first regular meeting of the Board of Directors held after each annual meeting of the shareholders, or for such longer or shorter term as the Board of Directors may specify, and until his successor shall have been appointed or such earlier time as he shall resign, die or be removed.

      Section 10. Resignation. An officer may resign at any time by delivering written notice to the Board of Directors, the President and Chief Executive Officer or the Secretary. A resignation shall be effective when delivered unless the notice specifies a later effective date.

      Section 11. Removal. Upon the recommendation of the President and Chief Executive Officer, any officer may be removed, at any time, by the Board of Directors.

      Section 12. Execution of Instruments. Checks, drafts, notes and orders for the payment of money shall be signed by such officer or officers or such other individual or individuals as the Board of Directors may from time to time authorize.

                                                                      Exhibit C

      Section 13. Proxies. Unless otherwise prescribed by the Board of Directors, the Chairman of the Board of Directors or the President and Chief Executive Officer may from time to time himself or herself, by such proxy or proxies, attorney or attorneys, agent or agents of the Corporation as he or she shall designate in the name and on behalf of the Corporation, cast the votes to which the Corporation may be entitled as a shareholder or otherwise in any other corporation (except shares held in subsidiary Corporation institutions which may only be voted at the direction of the Board of Directors), at meetings, or consent in writing to any action by any such other corporation; and he may instruct the individual or individuals so appointed as to the manner of casting such votes or giving such consent, and execute or cause to be executed on behalf of the Corporation such written proxies, consents, waivers or other instruments as he may deem necessary or desirable.

                                    ARTICLE V

                                  MISCELLANEOUS

      Section 1. Seal. The seal of the Corporation shall be a flat-face circular die containing the name of the Corporation of which there may be any number of counterparts or facsimiles, in such form as the Board of Directors shall from time to time adopt.

      Section 2. Amendments. These Bylaws may be amended or repealed by the Board of Directors except to the extent that: (i) this power is reserved exclusively to the shareholders by law or the articles of incorporation; or (ii) the shareholders in adopting or amending particular Bylaws provide expressly that the Board of Directors may not amend or repeal the same. These Bylaws may be amended or repealed by the shareholders even though the same also may be amended or repealed by the Board of Directors.

      Section 3. Fiscal Year and Accounting. The fiscal year of the Corporation shall be the calendar year ending December 31.

                                                                      Exhibit C